UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2025

NovaBay Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA 94608

(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On August 26, 2025, the Special Transaction Committee of the Board of Directors (the “Special Transaction Committee”) of NovaBay Pharmaceuticals, Inc. (the “Company”) and the Company’s Board of Directors declared a special cash dividend of $0.80 per share (the “Special Dividend”) for the Company’s common stock, par value $0.01 (the “Common Stock”). The Special Dividend will be payable on September 29, 2025 to stockholders of record of Common Stock at the close of business on September 15, 2025. A copy of the press release announcing the Special Dividend is attached hereto as Exhibit 99.1.

The Company previously announced in a Current Report on Form 8-K filed with the SEC on August 19, 2025, that it had entered into a Securities Purchase Agreement (the “Purchase Agreement”) with David E. Lazar, an Israeli and E.U. citizen residing in Panama, that provides for an investment by Mr. Lazar in two separate closings of up to $6.0 million in the aggregate in exchange for newly issued shares of Company preferred stock (the “Investment Transaction”). On the date the Purchase Agreement was entered into, Mr. Lazar completed the purchase of 481,250 shares of the Company’s Series D non-voting convertible preferred stock, par value $0.01 per share (the “Series D Preferred Stock”), at a price of $8.00 per share for aggregate gross proceeds to the Company of $3.85 million (the “First Closing”). The Purchase Agreement contemplates that Mr. Lazar will separately purchase 268,750 shares of the Company’s Series E non-voting convertible preferred stock, par value $0.01 per share, on the same terms as the Series D Preferred Stock resulting in additional aggregate gross proceeds of $2.15 million at the second and final closing of the Investment Transaction that is expected to occur by the end of the fourth quarter of 2025, subject to the satisfaction of certain conditions to closing as provided in the Purchase Agreement (the “Final Closing”). Neither the Series D Preferred Stock nor the Series E Preferred Stock will participate in the Special Dividend.

In connection with the Investment Transaction, the Company and Mr. Lazar agreed to provide for the Company to declare and pay this Special Dividend to our stockholders following the First Closing as a way to maximize the value of the Company for stockholders following the sale of the Company’s eyecare products sold under the Avenova brand and related assets to PRN Physician Recommended Nutriceuticals, LLC on January 17, 2025. Pursuant to the Purchase Agreement, at the First Closing, the Company segregated into a separate bank account an amount comprised of the Company’s cash for purposes of declaring this Special Dividend (the “Aggregate Cash Distribution Amount”). The Company is utilizing the full amount of the Aggregate Cash Distribution Amount for the Special Dividend. In accordance with the delegation provided by the Board of Directors when it approved the Investment Transaction, the Aggregate Cash Distribution Amount and matters relating to the Special Dividend have been under the direction and control of the Special Transaction Committee, which committee does not include among its members either Mr. Lazar, the Company’s Chief Executive Officer, or Justin M. Hall, the Company’s former Chief Executive Officer and current Vice President of Business Development, General Counsel and Corporate Secretary. The per share amount of the Special Dividend that has been declared satisfies the Company’s covenant to use commercially reasonable efforts for the Special Dividend to equal or exceed $0.80 per share under the terms of the Voting Agreement, dated August 19, 2025 (the “Voting Agreement”) that was entered into with a stockholder owning approximately 17.54% of outstanding Common Stock as of June 4, 2025, Jad Fakhry, together with his controlled entities Poplar Point Capital Management LLC, a Delaware limited liability company, Poplar Point Capital Partners LP, a Delaware limited partnership, and Poplar Point Capital GP LLC, a Delaware limited liability company.

As provided in the press release attached as Exhibit 99.1, because the payment of the Special Dividend represents more than 25% of the price of the Company’s Common Stock, NYSE American has advised the Company that its Common Stock will trade with “due bills” representing an assignment of the right to receive the Special Dividend from the record date of September 15, 2025 through the closing of trading on NYSE American on September 29, 2025, which is the payment date and the last day of trading before the September 30, 2025 ex-dividend date (this period of time representing the “Dividend Right Period”). Stockholders who sell their Common Stock during the Dividend Right Period (September 15, 2025 through September 29, 2025) will be selling their right to the Special Dividend, and such stockholders will not be entitled to receive the Special Dividend on September 29, 2025. Due bills obligate a seller of Common Stock to deliver the Special Dividend payable on such Common Stock to the buyer (the “Dividend Right”). The Special Dividend record date of September 15, 2025 will be used as the date for establishing the due bill tracking of the Dividend Right to the holder of Common Stock. Due bill obligations are customarily settled between the brokers representing the buyers and the sellers of shares. The Company has no obligation for either the amount of the due bill or the processing of the due bill. Buyers and sellers of the Company’s Common Stock should consult their brokers before trading to be sure they understand the effect of NYSE American’s due bill procedures.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K, including exhibits, contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are based upon the Company and its management’s current expectations, assumptions, estimates, projections and beliefs. Such statements include, but are not limited to, statements regarding the Investment Transaction, the expected completion of the Final Closing, the Company’s financial condition including the financial impact of the Investment Transaction, the Special Dividend, and related matters. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. Other risks relating to the Company’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this Current Report on Form 8-K, are detailed in the Company’s latest Form 10-K, subsequent Forms 10-Q and/or Form 8-K filings with the SEC, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated August 26, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ David E. Lazar
David E. Lazar
Chief Executive Officer

Dated: August 26, 2025

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